UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 17, 2010
INTERNATIONAL SPEEDWAY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Florida (State or Other Jurisdiction of Incorporation)	0-2384 (Commission File Number)	59-0709342 (IRS Employer Identification No.)

One Daytona Boulevard
Daytona Beach, Florida (Address of Principal Executive Offices)	32114 (Zip Code)
(386) 254-2700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 17, 2010, the Company announced that Roger VanDerSnick, Executive Vice President and Chief Operating Officer (“COO”), has left the Company. As part of certain changes to the organizational structure of the Company, there are no plans to replace the COO position and the primary responsibilities of this role will fall under the Company’s President, John Saunders.
Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure
Section 8 — Other Items

Item 8.01	Other Items
On August 17, 2010 the Company issued a press release which announced certain executive changes as well as a Company-wide initiative to reduce operational costs and streamline the organization.
A copy of the release is attached as an exhibit to this report.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits

Description of
Exhibit Number	Exhibit	Filing Status
(99.1)	Press Release	Attached herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)
Date: August 17, 2010	By:	/s/ Brett M. Scharback
Brett M. Scharback
Vice President - Deputy General Counsel